1 WSFS Financial Corporation 2Q 2023 Investor Update August 2023 Exhibit 99.1

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including ability to successfully integrate and fully realize the cost savings and other benefits of our recent acquisition of Bryn Mawr Bank Corporation (“BMT”), the impacts related to or resulting from recent bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the uncertain effects of the COVID-19 pandemic, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company's Form 10-K for the year ended December 31, 2022, Form 10-Q for the quarter ended March 31, 2023, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include Core Earnings Per Share (“EPS”), Core Net Income, Core Return on Equity (“ROE”), Core Efficiency Ratio, Pre-provision Net Revenue (“PPNR”), Core PPNR, PPNR to average assets ratio, Core PPNR to average assets ratio, Core Return on Assets (“ROA”), Core ROA, core net interest income, Core Net Interest Margin (“NIM”), Tangible Common Equity (“TCE”), tangible assets, tangible equity, Return on Tangible Common Equity (“ROTCE”), Core ROTCE, core fee revenue and core fee revenue ratio. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

3 Table of Contents Franchise and Markets Page 4 The WSFS Franchise Page 5 Lines of Business Page 8 Selected Financial and Performance Metrics Page 15 Balance Sheet Composition Page 16 Deposit Cost Trends Page 17 Interest Rate Risk Page 18 Credit Risk Page 19 Capital Management Page 20 Recognitions and Total Shareholder Returns Page 22 WSFS Mission, Vision, Strategy, and Values Page 23 Appendix: Non-GAAP Financial Information Page 24

4 Franchise and Markets

5 • Consumer • 88 branches serving Pennsylvania, Delaware, and New Jersey with 679 branded ATMs • Focused strategic partnerships including Upstart, which has over 80% regional concentration for outstanding balances • Commercial & Small Business • Over $9.7 billion in Commercial loan exposure within our footprint • Over $750 million in Small Business loan exposure within our footprint • Mortgage • Averaged nearly $750 million in annual loans originated, over the past three years • Private Banking and Wealth Solutions • Offers full array of banking, trust, and wealth products to high-net- worth clients, with 70%+ of private banking balances in our footprint • Wealth and Trust • Serving all 50 states and internationally; significant growth opportunities across all products and services • Over half of core fee revenue outside of PA/DE/NJ through our established national centers of influence and reputation for service • Cash Connect® (Provider of Cash Logistics and Services) • Serving all 50 states with additional market share opportunities; leveraging strategic channel partnerships with national Smart Safe deployers and independent ATM Sales Organization • NewLane Finance (Small Ticket Equipment Financing) • Serving all 50 states; expanding relationships with a diverse group of vendors and brokers within a fast-growing segment • Strategic Partnerships • Spring EQ and LendKey are online-focused partners that source nationally Regional National The WSFS Franchise – Diversified Business Model Locally-positioned Banking and Wealth Franchise, complemented by nationwide businesses; With unique and significant long-term organic growth opportunities 1 Excluding Wealth and Trust households Note: values as of June 30, 2023, unless otherwise stated Over 45% of core fee revenue is earned outside of the regional footprint Serving 250,000+ households in our regional footprint1

6 2.6% 6.7% WSFS Market Share 2018 2022 1 AUA represents Assets Under Administration and AUM represents Assets Under Management; net AUM excludes certain flat-fee assets 2 Sources: FDIC and S&P Global Market Intelligence. Market Share data excludes brokered deposits as defined by FDIC, credit unions, and non-traditional banks (e.g. credit card companies); as of June 30, 2022. Philadelphia- Camden-Wilmington MSA (includes Cecil County, MD). Also excludes TD Bank’s 2035 Limestone Rd Wilmington, DE location The WSFS Franchise – Strategic Opportunity Strengthening our unique position between larger out-of-market banks and smaller community banks in the 6th largest depository MSA in the country2 Largest locally-headquartered bank in the Delaware and Greater Philadelphia region • $20.4 billion in assets • $67.9 billion in combined AUA1 and AUM1, including $8.1 billion in net AUM • 114 offices, including 88 banking offices • One of the largest ATM networks in our market with 679 WSFS branded-ATMs Net Deposits ($mm) Market Share % 1 Wells Fargo Bank $35,730 15.2% 2 TD Bank $35,050 14.9% 3 PNC Bank $30,009 12.8% 4 Bank of America $26,582 11.3% 5 Citizens Bank $22,208 9.5% 6 WSFS Bank $15,703 6.7% 7 Santander Bank $7,821 3.3% 8 M&T Bank $7,446 3.2% 9 Truist Bank $5,707 2.4% 10 Fulton Bank $5,021 2.1% 73 Remaining Institutions $43,635 18.6% 2022 Rank2 Ph ila de lp hi a- W ilm in gt on -C am de n M SA D ep os its

7 The WSFS Franchise – Diversified Fee Revenue 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 %s represent Core Fee (noninterest) Revenue / Total Core Net Revenue (tax-equivalent) 3 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, and other banking related fees Note: GAAP Fee Revenue is the following: 2021 - $185.5mm, 2022 - $260.1mm, and 1H’23 - $130.0mm; GAAP Fee Revenue/Total Net Revenue is the following: 2021 – 30%, 2022 – 28%, and 1H’23 – 26% $44 $50 $63 $125 $64 $55 $48 $52 $69 $27 $51 $41 $43 $56 $38 $11 $30 $23 $7 $2 $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 2019 2020 2021 2022 1H'23 Co re F ee R ev en ue ( $m m )1 Wealth Management Banking Cash Connect Mortgage 27%227%2 29%2 28%2 • Well-diversified with over 25 discrete lines of business and products within our three segments: Banking, Wealth Management, and Cash Connect® • First half 2023 core fee revenue ratio of 26%; strong core fee revenue provides earnings stability through interest rate and credit cycles, and economic environments 3 26%2 $161 $169 $181 $257 $131

8 Business Banking Middle Market Comm. Real Estate Small Business SBA Lending Revenues: $3 million – $20 million+ Revenues: $20 million – $150 million+ Revenues: N/A Revenues: $250,000 – $5 million+ Profit: Up to $5 million Loan Exposure: $1 million – $15 million+ Loan Exposure: $5 million – $30 million+ Loan Exposure: $3 million – $30 million+ Loan Exposure: up to $1.5 million Loan Exposure: up to $5 million Average Relationship Exposure: $2.9 million Average Relationship Exposure: $8.9 million Average Relationship Exposure: $7.2 million Average Loan Exposure: $0.1 million Average Loan Exposure: $0.2 million 44 Relationship Managers 6 Relationship Managers 19 Relationship Managers 11 Relationship Managers 7 Relationship Managers Local, relationship-focused lending including cash management, wealth management, and private banking services 11As of June 30th, each year 2 Defined as the sum of CRE and Construction (excluding Owner-Occupied) Commercial Banking Specialty Verticals Healthcare Banking: Dedicated team focused on Mid-Atlantic based For-Profit and Not-For-Profit direct care providers, including Senior Living and Life Plan Communities Select Markets: Dedicated team focused on Asian-American owned businesses Deep Market Experience Our Relationship Managers have deep in-market banking and credit expertise, averaging 20+ years of relevant experience, including many who have joined from larger banks Access to Local Decision Makers and Executive Leadership With local decision makers, our clients receive a seamless, transparent loan approval process. Bring a Full Suite of Capabilities We solve for our clients’ objectives and bring to bear the full range of credit, treasury management, capital markets and wealth management capabilities.

9 Branch & ATM Network Digitally Active Banking Lending Mortgage Locations across Delaware, southeastern Pennsylvania and southern New Jersey Approximately 149K digitally active2 Customers, which includes active online banking and mobile users Providing Customers with a wide range of options to make banking simple, intuitive and seamless Meeting Customers’ borrowing needs through in-house originations and strategic partnerships Offering a full range of mortgage products with national capabilities, world-class service and local-decision making Operates universal banking model to maximize staffing efficiencies while providing a superior Customer experience Highly rated mobile banking application that provides a range of functionality including WSFS SnapShot Deposit, Zelle®, and WSFS Mobile Cash Deposit Products: • Noninterest DDA • Interest DDA • Savings • Money Market • Time Deposits Consumer Loan Products: • Installment • HELOC • Personal Lines • Credit Cards • Student Loans Significant contributor to fee revenue through our originate and sell mortgage model 1 As of June 30, 2023 2 Based on 90-day average; Customer must login at least once through mobile or online channel to be considered digitally active 3 Excludes Brokered Deposits; as of June 30th, of each year Relationship-focused community banking model with 88 banking offices & 679 ATMs1 Consumer Banking $142 $183 $185 40 90 140 190 2Q 2021 2Q 2022 2Q 2023 Deposits Per Branch ($mm)3 131 151 149 120 125 130 135 140 145 150 155 2Q 2021 2Q 2022 2Q 2023 Digitally Active (000s)2 79.6 76.6 82.2 61.7 54.7 60.5 0 20 40 60 80 100 2Q 2021 2Q 2022 2Q 2023 NPS Scores Branch Contact Center

10 1 Banks and thrifts with greater than $15mm annualized revenue generated from TTM (trailing twelve-month) fiduciary activities and between $5B to $100B in assets; Source: S&P Global; data as of July 1, 2023 2 TTM revenue includes net interest income and noninterest income; excludes provision and BMT Insurance Advisors Wealth and Trust A Full-Service National Wealth Franchise; 6th largest amongst full-service banks under $100B in assets1 • Over 75 Financial Advisors and Private Bankers; 11-year average tenure • Dedicated client teams are partners delivering customized strategies and solutions • 12.8% of households in our MSA earn $200,000+; national average is 9.8%5 • Under 5% penetration rate of wealthy clients in our footprint; representing significant growth opportunity • PA, DE, and NJ have 23%+ of country's households with $1 million+ in investable assets6 Private Wealth Trustee and advisory services, financial planning, customized investment strategies, brokerage products, and traditional banking services to high-net-worth clients • 6th ranked ABS Trustee4 with 6.7% market share • Moody’s rating expands opportunities in paying agent role and CLO market • Increasing brand awareness in international markets • Partnered with fintech companies to provide paying agent and verification agent services using blockchain 1,300+ Institutional Clients 10,000+ Advisory Relationships $198mm TTM Revenue2 >50% Core Fee Revenue outside of region 365% 5yr BMT of DE Account Growth BMT of DE Trustee services to families and individuals across the U.S. and internationally • $15.8B in AUA • $43.7mm in core fee revenue3 Structured finance, default/bankruptcy, leveraged loan, debt issuance markets, owner/indenture trustee, paying agent, custody/escrow, administrative and collateral agent services 3 For trailing twelve-month period 4 Source: 2023 Asset-Backed Alert 5 U.S. Census Bureau, 2021 American Community Survey 1-Year Estimates 6 Phoenix Marketing International • $7.6B in AUM and $2.2B in AUA • $52.0mm in core fee revenue3 • $41.8B in AUA and $0.5B in AUM • $23.6mm in core fee revenue3

11 Transaction-based 24% Account-based 42% AUM-based 33% Private Banking 1% 2Q 2023 Core Fee Revenue $19.0 $20.7 $24.2 $34.6 $64.5 $0 $20 $40 $60 $80 2018 2019 2020 2021 2022 AUM AUA AUA and AUM ($b)2 1 Total revenue includes net interest income and noninterest income; excludes provision and BMT Insurance Advisors 2 AUA represents Assets Under Administration and AUM represents Assets Under Management; AUM includes certain flat-fee assets 3 As of June 30th, of each year Wealth and Trust Performance Total Segment Revenue ($mm)1 $63 $73 $71 $86 $175 $0 $50 $100 $150 $200 2018 2019 2020 2021 2022 • WSFS Institutional Services total revenue annual growth of 23% over the last five years3 • AUA/AUM annual growth of 29% over the last five years3 • Diversified fee revenue with account-based, transaction- based, and AUM-based product lines all contributing meaningfully Diversified fee revenue with 67% from non AUM-based product lines

12 • Oldest and second largest vault cash provider in the ATM industry; approximately $1.6 billion in vault cash supplied or supported at 6/30/2023 • ~34,000 non-bank ATMs & smart safes in all 50 states1 • ~9,100 devices utilizing armored car management and/or cash forecasting1 • Support over 65 ATM ISOs and ~1,600 retail smart safe customers with over 8,200 safes1 • Supports 6791 branded ATMs for WSFS Bank; one of the largest networks in our footprint • $17.0 million in net revenue (fee revenue less funding costs) and $0.9 million in pre-tax income in 2Q 2023 • 2Q 2023 ROA of 0.72% • 5-year CAGR2 for net revenue of 9.4% • 5-year CAGR2 for dollars managed of 9.0% 1 As of June 30, 2023 2 Year ending June 30th 3 As of June 30th, of each year ATM Vault Cash “Bailment” Smart Safes Armored Carrier Management Cash Forecasting & Reconcilement Services Loss Protection Fees WSFS Branded ATMs Leading National Provider of Cash Logistics and Services Cash Connect® An innovation center for the company, both expanding core ATM offerings and additional payment, processing and software-related activities (i.e., launched WSFS Mobile Cash) Dollars and Total Units Managed $1,777 $1,978 $1,631 34.5 34.9 35.0 16,500 19,500 22,500 25,500 28,500 31,500 34,500 37,500 $0 $400 $800 $1,200 $1,600 $2,000 2Q 2021 2Q 2022 2Q 2023 To ta l U ni ts M an ag ed (t ho us an ds )3 Do lla rs M an ag ed ($ m m )3

13 NewLane Finance Background: • Co-founded in 2017 by industry veterans, each with over 20 years of experience1 Market Size: • Micro & Small Ticket Equipment Leasing is a $100 billion segment with over 100,000 equipment dealers and 31 million small businesses nationwide Product Offering: • Lease/Loan to finance business critical equipment • Deal size ranges from $3K - $500K • Yields range 4% - 29% with terms 12 - 84 months Micro & Small Ticket Commercial Equipment Financing 1 Co-founders built Marlin Business Services from a start-up to a publicly-traded company (Nasdaq: MRLN) 2 NewLane lease balances exclude acquired portfolios $135 $208 $286 $0 $50 $100 $150 $200 $250 $300 $350 2020 2021 2022 Leasing Originations ($mm) $232 $389 $527 $0 $100 $200 $300 $400 $500 $600 2Q 2021 2Q 2022 2Q 2023 NewLane Lease Balances($mm)2 9.8% 2Q Origination Yield ~25,000 Small Business Customers ~$28K Average deal size

14 Timeline 2013 – Current 2015 – 2017 2016 – Current 2017 – 2021 2020 – Current 2021 - Current Business Summary Digital lending platform that specializes in student loans and student loan refinancing Mobile multi- currency account for people who live, work, or travel across borders Digital mortgage solution specializing in home equity, refinancing, cash out, and home purchase loans Online personal finance company with a full suite of products High-tech and premium everyday card spending experience Digital AI lending platform specializing in personal loans Financial Interest Consumer Loans Equity Position and Deposits Equity Position and Consumer Loans Equity Position and Deposits Equity Position, Deposits, and Credit Cards Consumer Loans Strategic Rationale • Generates student loans for Consumer portfolio • Knowledge of technology-based platforms and processes • Cross-sell opportunities within our footprint • Knowledge of Fintech space • Generated low-cost deposits and fee income Successful Sale • Generates home equity loans for Consumer portfolio • Knowledge of technology-based lenders • Knowledge of Fintech space • Generated low-cost deposits and fee income • Supported their checking account Successful IPO • Generates low-cost deposits and fee income • Knowledge of Millennial Customer segment for cross- sell opportunities • Knowledge of Fintech space • Digitize our unsecured personal loan product • Acquire new in- footprint customers • Cross-sell opportunities within our footprint Partnering with industry leaders for product diversification, knowledge, and technology best-practices Strategic Partnerships

15 Selected Financial and Performance Metrics

16 Time 10% Non-interest DDA 34% Money Market & Savings 38% Interest DDA 18% Balance Sheet Composition1 C&I 37% Commercial Mortgage 29% Construction 7% Commerical Leasing 5% Residential Mortgage 7% Consumer 16% ACL (1%) Investments 25%Cash Connect 2% Other Non- Earning Assets 13% Net Loans 60% • Commercial loans comprise 78% of the gross loan portfolio • Credit card balances less than 1% of the gross loan portfolio Equity 11% Customer Deposits 80% Investments are composed of high quality, marketable investment grade securities with low credit risk and more than 95% in Agency MBS and Agency Notes $20.4B Assets $12.2B Net Loans2 Asset Composition (1%) YOY Asset Growth Funding Composition $16.3B Deposits3 75% Loan-to-Deposit (6%) YOY Deposit Growth Other Borrowings 5% Other Liabilities 4% 1 As of June 30, 2023 2 Includes held-for-sale loans 3 Excludes brokered deposits • Core deposits are a strong 90% of total customer deposits • Noninterest and low-interest DDA (WAC 31 bps) represent 52% of total customer deposits

17 $3.7 $6.5 $7.6 $8.4 $10.7 $1.5 $2.2 $2.8 $4.0 $6.4 0.65% 0.82% 0.47% 0.16% 0.26% 0.47% 0.62% 0.35% 0.11% 0.17% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2018 2019 2020 2021 2022 Av er ag e Cu st om er D ep os it Co st (% ) Av er ag e Cu st om er D ep os it ($ b) Interest-bearing Noninterest-bearing Interest-bearing cost Total deposit cost Deposit Cost Trends 1 As of June 30, 2023 2 Interest-bearing deposits include demand, money market, savings, and customer time deposits • Well-diversified deposit base with more than 50% of our deposits outside of Consumer banking1 • $2.4 billion coming from Wealth Management1 • 34% of total customer deposits are noninterest-bearing deposits1 • Competitive and prudent in our deposit pricing through economic cycles 2 2

18 1 As of June 30, 2023 2 WSFS IRR model estimates: Static Balance Sheet / Instantaneous Rate Shocks • High % of variable/adjustable rate to total loan portfolio: ~53% • Approximately half of variable rate loans tied to 30- day LIBOR/SOFR • High % core deposits: 90%; high % non-interest bearing and low-interest DDA: 52% • Solid brand and position / strong and diversified low-cost funding across all lines of business • Assumes an interest-bearing deposit beta of approximately 34% Interest Rate Risk1,2 WSJ Prime @ 8.25% Balance Sheet Drivers12-Month IRR BPs change NII Impact (%) NII Impact ($) +100 5.8% $45.3 million +50 2.9% $22.6 million +25 1.4% $11.3 million Static Base -25 (1.4%) ($11.2 million) -50 (2.9%) ($22.6 million) -100 (5.9%) ($46.2 million)

19 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Delinquencies Govt. Guaranteed Student Loans 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 10% 20% 30% 40% 50% 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Classified Loans Problem Loans Delinquencies2 / Gross Loans1 Net Charge-Offs3 / Gross Loans1 1 Excludes the impact of PPP loans since March 2020 2 Includes non-accruing loans 3 Ratio of quarterly net charge-offs to average gross loans Problem & Classified Loans / Tier-1 + ACL1 NPAs / Total Assets1 0.16% Credit Risk – Performance Trends 20.14% 15.37% 0.43% 0.59%

20 10.83% 4.5% 6.5% 8.5% 10.5% 12.5% 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 Dec 2018 Dec 2019 Dec 2020 Dec 2021 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Average Assets (QTD) Tier 1 Leverage Ratio 14.85% 9.5% 10.5% 11.5% 12.5% 13.5% 14.5% 15.5% 16.5% 400 900 1,400 1,900 2,400 2,900 Dec 2018 Dec 2019 Dec 2020 Dec 2021 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Total Capital Total Risk Based Capital Ratio 13.68% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% 350 850 1,350 1,850 2,350 Dec 2018 Dec 2019 Dec 2020 Dec 2021 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Tier 1 Capital Tier 1 Capital Ratio Capital Management – Bank Ratios Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Risk-Based Capital M ill io ns ($ ) M ill io ns M ill io ns ($ ) M ill io ns ($ ) 13.68% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 350 850 1,350 1,850 2,350 Dec 2018 Dec 2019 Dec 2020 Dec 2021 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Common Equity Tier 1 Capital Common Equity Tier 1 Capital Ratio M ill io ns ($ )

21 1 As discussed in our most recent proxy statement filed March 28, 2023 2 As of June 30, 2023 3 Board authorization in 2Q 2022 (dollars in 000s) 2018 2019 2020 2021 2022 Total Capital Returned $44,451 $113,795 $179,451 $36,263 $229,927 Total Shares Repurchased 691,742 2,132,390 3,950,855 267,309 4,151,117 $0.42 $0.47 $0.48 $0.52 $0.56 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $- $50,000 $100,000 $150,000 $200,000 $250,000 2018 2019 2020 2021 2022 An nu al D iv id en ds P ai d pe r S ha re Ca pi ta l R et ur ne d ($ in 0 00 s) Dividends Routine buybacks Incremental buybacks Annual Dividend Per Share Capital Management – Ownership Alignment • Executive management incentive compensation and equity awards aligned with shareholder performance • Insider ownership1 is approximately 1.3% Board of Directors and Executive Management ownership guidelines in place and followed • Repurchased 0.4 million shares or 1% of common shares outstanding in 2Q 2023 Approximately 10% of common shares outstanding2 are available for repurchase under the Board authorization3 • The Board of Directors approved a quarterly cash dividend of $0.15 per share of common stock which will be paid in August 2023

22 Corporate Champion of Change; The Fund for Women & Girls 2022 Champions of Board Diversity honoree; The Forum of Executive Women 2023 Civic 50 Greater Philadelphia Honoree; Philadelphia Foundation 29th Ranked Bank in America for 2023; Forbes 2022 Top SBA Lender in Greater Philadelphia; Philadelphia Business Journal 1 Per Bloomberg; closing price as of June 30, 2023 Recognitions and Total Shareholder Returns “Top Workplace” sixteen years in a row and #6 in 2022; The News Journal “Top Workplace” eight years in a row; Inquirer.com “Best Midsize Employers”; Forbes 2023 Gallup Exceptional Workplace Award; Gallup Organization Engaged Associates, living our culture, enriching the Communities we serve Total Shareholder Returns1 “Best Bank: Online” in 2022; South Jersey Business Magazine -50% 0% 50% 100% 150% 200% 250% 1 Year 3 Year 5 Year 7 Year 10 Year 1 Year 3 Year 5 Year 7 Year 10 Year WSFS -4.6% 36.6% -24.7% 26.4% 138.3% KBW Bank -17.7% 17.9% -9.9% 50.4% 69.0% KBW Regional Bank -16.4% 31.5% -11.5% 31.5% 73.7% NASDAQ Bank -22.5% 19.3% -16.8% 30.6% 71.8% S&P 500 19.6% 50.4% 78.5% 140.7% 234.9%

23 WSFS Mission, Vision, Strategy, and Values

24 Non-GAAP Financial Information Appendix:

25 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of securities gains, realized/unrealized gains (losses) on equity investments, net, Visa derivative valuation adjustment, loss on debt extinguishment, corporate development and restructuring expense, recovery of legal settlement, and contribution to WSFS CARES Foundation; • Core noninterest income, also called core fee revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of securities gains, realized/unrealized gains on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue percentage (%) is a non-GAAP measure that divides (i) core fee revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) core fee revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude loss on debt extinguishment, corporate development and restructuring expenses, recovery of legal settlement, and contribution to WSFS CARES Foundation; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and core fee revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for (recovery of) for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of securities gains, realized/unrealized gains on equity investments, net, Visa derivative valuation adjustment, loss on debt extinguishment, corporate development and restructuring expenses, recovery of legal settlement, and contribution to WSFS CARES Foundation; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period.

26 Appendix: Non-GAAP Financial Information For the year ended December 31, (dollars in thousands) 2012 2013 2014 2015 Net Income (GAAP) $ 31,311 $ 46,882 $ 53,757 $ 53,533 Adj: Plus/(less) core (after-tax)1 (11,546) (4,290) (4,632) 4,407 Adjusted net income (non-GAAP) $ 19,765 $ 42,592 $ 49,125 $ 57,940 Average Assets $4,267,358 $ 4,365,389 $ 4,598,121 $ 5,074,129 GAAP ROA 0.73% 1.07% 1.17% 1.05% Core ROA (non-GAAP) 0.46% 0.98% 1.07% 1.14% For the year ended December 31, (dollars in thousands) 2016 2017 2018 2019 Net Income (GAAP) $ 64,080 $ 50,244 $ 134,743 $ 148,809 Adj: Plus/(less) core (after-tax)1 4,323 32,597 (20,436) 36,295 Adjusted net income (non-GAAP) $ 68,403 $ 82,841 $ 114,307 $ 185,104 Average Assets $6,042,824 $ 6,820,471 $ 7,014,447 $ 11,477,856 GAAP ROA 1.06% 0.74% 1.92% 1.30% Core ROA (non-GAAP) 1.13% 1.21% 1.63% 1.61% For the year ended December 31, (dollars in thousands) 2020 2021 2022 Net Income (GAAP) $ 114,774 $ 271,442 $ 222,375 Adj: Plus/(less) core (after-tax)1 (18,126) (2,893) 48,310 Adj: Plus BMT LD1 initial provision (after-tax) - - 17,565 Adjusted net income (non-GAAP) $ 96,648 $ 268,549 $ 288,250 Average Assets $ 13,148,317 $14,903,920 $20,463,695 GAAP ROA 0.87% 1.82% 1.09% Core ROA (non-GAAP) 0.74% 1.80% 1.41% For the year ended December 31, (dollars in thousands) 2018 2019 2020 2021 2022 Net interest income (as reported) $ 246,474 $ 444,948 $ 465,955 $ 433,649 $ 662,890 Core net interest income1 (non-GAAP) 246,474 444,948 465,955 433,649 662,890 Tax-equivalent income 1,360 1,215 1,151 1,000 1,908 Noninterest income (as reported) $ 162,541 $ 188,109 $ 201,025 $ 185,480 $ 260,134 Adj: Securities gains (21) (333) (9,076) (331) - Adj: Realized (gain) loss on sale of equity investment, net (3,757) - (22,052) 706 - Adj: Unrealized gain on equity investment, net (20,745) (26,175) (761) (5,141) (5,980) Adj. Visa B valuation adjustment - - - - 2,877 Core fee revenue (non-GAAP) $ 138,018 $ 161,601 $ 169,136 $ 180,714 $ 257,031 Core net revenue (non-GAAP) $ 384,492 $ 606,549 $ 635,091 $ 614,363 $ 919,921 Core net revenue (non-GAAP)(tax- equivalent) $ 385,852 $ 607,764 $ 636,242 $ 615,363 $ 921,829 Core fee revenue % (non-GAAP) 35.9% 26.6% 26.6% 29.4% 27.9% Core fee revenue % (non-GAAP)(tax- equivalent) 35.8% 26.6% 26.6% 29.4% 27.9% 1 For details on our core adjustments for full-year 2012 through 2022 refer to each years’ respective fourth quarter Earnings Release filed at Exhibit 99.1 on Form 8-K 2 Pre-tax adjustments include unrealized (loss) gain on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expense Three Months Ended (dollars in thousands, except per share data) June 30, 2023 March 31, 2023 June 30, 2022 GAAP return on average assets (ROA) 1.36% 1.27% 1.17% Plus/(less): Pre-tax adjustments2 0.07 0.01 0.08 (Plus)/less: Tax impact of pre-tax adjustments (0.02) (0.01) 0.02 Core ROA (non-GAAP) 1.41% 1.27% 1.27%

27 Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-504-9857 stockholderrelations@wsfsbank.com www.wsfsbank.com Rodger Levenson Chairman, President and CEO 302-571-7296 rlevenson@wsfsbank.com Dominic C. Canuso Chief Financial Officer 302-571-6833 dcanuso@wsfsbank.com